                                                                Exhibit 99.1

BANCORPRI
Bancorp Rhode Island, Inc.

For Immediate Release

Contacts:         Linda H. Simmons                   Marie T. van Luling
                  Chief Financial Officer            Corporate Communications
                  (401) 456-5015 Ext. 1652           (401) 456-5015 Ext. 1584

              BANCORP RHODE ISLAND, INC. ANNOUNCES RECORD QUARTERLY
             EARNINGS OF $2.5 MILLION; UP 17 PERCENT OVER LAST YEAR

PROVIDENCE,  R.I.--(BUSINESS  WIRE)--July 19,  2005--Bancorp  Rhode Island, Inc.
(NASDAQ:  BARI), the parent company of Bank Rhode Island, reported record second quarter earnings for 2005 of $2.5 million. This represents a 17 percent increase from the $2.1 million earned in the second quarter of 2004.

The Company's diluted earnings per share (EPS) were $0.52 for the second quarter of 2005, up 4 percent from $0.50 in the second quarter of 2004.

The Bank's total deposits were $934.0 million at the end of the second  quarter, up 6 percent from $880.7 million at the end of 2004.

Total commercial  loans  outstanding  reached $433.3 million,  up 8 percent from
$402.8  million as of December  31, 2004.  Consumer  loans  outstanding  rose to
$185.7  million  at the end of the  second  quarter  of 2005.  This  marks an 11 percent increase over the $167.4 million reported at December 31, 2004.

"This has been possibly the most active quarter in our history," said Merrill W.
Sherman,  president  and CEO,  Bancorp  Rhode  Island,  Inc. " We opened two new branches,  finalized the  acquisition of  Macrolease,  launched our private bank alliance  with  Coastline  Trust Company and  consummated  a public  offering of additional common stock."

"Given the resources committed to invest in the franchise and expand our product lines,  we are pleased to achieve  another quarter of organic growth in our core business lines and to report an increase in earnings," added Sherman.

The  Company's  Board of Directors  approved a dividend of $0.15 per share.  The dividend will be paid on August 30, 2005 to  shareholders of record on August 9,
2005.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow  (Wednesday,  July 20) to discuss its second quarter  earnings for
2005. The conference call can be accessed by dialing toll free (877) 407-9039.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in Providence,  has 16 branches  located in Providence,  Kent and
Washington counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                      * * *

                                            BANCORP RHODE ISLAND, INC.
                                            Consolidated Balance Sheets

                                                                                     June 30,          December 31,
                                                                                       2005                2004
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $      29,523       $      21,585
Overnight investments                                                                       867              14,094
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                 30,390              35,679
Investment securities available for sale (amortized cost of $131,816 and
     $103,953, respectively)                                                            131,407             104,600
Mortgage-backed securities available for sale (amortized cost of $229,880
     and $159,581, respectively)                                                        229,523             159,946
Stock in Federal Home Loan Bank of Boston                                                15,526              13,229
Loans and leases receivable:
     Commercial loans and leases                                                        433,267             402,770
     Residential mortgage loans                                                         306,657             316,135
     Consumer and other loans                                                           185,729             167,396
                                                                                  ----------------    ----------------
         Total loans and leases                                                         925,653             886,301
     Less allowance for loan and leases losses                                          (11,394)            (11,906)
                                                                                  ----------------    ----------------
         Net loans and leases receivable                                                914,259             874,395
Premises and equipment, net                                                              14,535              11,857
Goodwill                                                                                 11,234              10,766
Accrued interest receivable                                                               6,167               5,666
Investment in bank-owned life insurance                                                  18,473              18,132
Prepaid expenses and other assets                                                         6,459               4,799
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,377,973         $ 1,239,069
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    187,554        $    167,682
     NOW accounts                                                                        94,826             108,159
     Money market accounts                                                               16,038              16,489
     Savings accounts                                                                   332,450             339,836
     Certificate of deposit accounts                                                    303,095             248,508
                                                                                  ----------------    ----------------
         Total deposits                                                                 933,963             880,674
Overnight and short-term borrowings                                                      16,594              18,050
Wholesale repurchase agreements                                                          10,000                  --
Federal Home Loan Bank of Boston borrowings                                             286,289             234,778
Subordinated deferrable interest debentures                                              18,558              18,558
Other liabilities                                                                         9,383               8,086
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,274,787           1,160,146
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Issued and outstanding 4,655,977 shares and 4,010,554 shares,
     respectively                                                                            47                  40
Additional paid-in capital                                                               64,685              42,852
Retained earnings                                                                        38,953              35,373
Accumulated other comprehensive (loss) income, net                                         (499)                658
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                     103,186              78,923
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,377,973         $ 1,239,069
                                                                                  ================    ================

                                            BANCORP RHODE ISLAND, INC.
                                       Consolidated Statements of Operations

                                                                     Three Months Ended                     Six Months Ended
                                                                          June 30,                              June 30,
                                                              ----------------------------------    ---------------------------------
                                                                   2005               2004               2005              2004
                                                              ---------------    ---------------    ---------------    --------------
                                                                              (In thousands, except per share data)
Interest and dividend income:
     Commercial loans and leases                                $    6,806         $    5,670         $   13,176         $   10,879
     Residential mortgage loans                                      4,026              4,242              7,995              8,937
     Consumer and other loans                                        2,371              1,552              4,557              2,981
     Mortgage-backed securities                                      2,294              1,211              4,091              2,332
     Investment securities                                           1,373              1,019              2,610              2,115
     Overnight investments                                              44                 42                100                 65
     Federal Home Loan Bank of Boston stock dividends                  154                 61                284                112
                                                              ---------------    ---------------    ---------------    --------------
       Total interest and dividend income                           17,068             13,797             32,813             27,421
                                                              ---------------    ---------------    ---------------    --------------
Interest expense:
     NOW accounts                                                      154                312                331                689
     Money market accounts                                              58                 50                113                105
     Savings accounts                                                1,072                889              2,084              1,738
     Certificate of deposit accounts                                 2,077              1,371              3,799              2,765
     Overnight and short-term borrowings                               133                 31                248                 66
     Wholesale repurchase agreements                                    92                 --                100                 --
     Federal Home Loan Bank of Boston borrowings                     2,399              1,772              4,387              3,525
     Subordinated deferrable interest debentures                       313                261                610                480
                                                              ---------------    ---------------    ---------------    --------------
       Total interest expense                                        6,298              4,686             11,672              9,368
                                                              ---------------    ---------------    ---------------    --------------
       Net interest income                                          10,770              9,111             21,141             18,053
Provision for loan and lease losses                                    354                200                654                500
                                                              ---------------    ---------------    ---------------    --------------
       Net interest income after provision for loan and lease       10,416              8,911             20,487             17,553
losses    loan losses
                                                             ---------------    ---------------    ---------------    --------------
Noninterest income:
     Service charges on deposit accounts                             1,152              1,206              2,235              2,218
     Commissions on nondeposit investment products                     198                268                398                446
     Income from bank-owned life insurance                             168                154                340                319
     Loan related fees                                                 156                 96                439                205
     Commissions on loans originated for others                         62                 23                 86                 40
     Gain on sale of investment securities                              --                144                 --                341
     Gain on sale of mortgage-backed securities                        104                 --                 96                 --
     Other income                                                      605                315                926                635
                                                             ---------------    ---------------    ---------------    --------------
       Total noninterest income                                      2,445              2,206              4,520              4,204
                                                             ---------------    ---------------    ---------------    --------------
Noninterest expense:
     Salaries and employee benefits                                  4,848              4,129              9,471              8,022
     Occupancy                                                         771                652              1,503              1,332
     Equipment                                                         410                402                809                788
     Data processing                                                   745                722              1,497              1,392
     Marketing                                                         469                420                790                775
     Professional services                                             523                357              1,011                642
     Loan servicing                                                    239                253                466                531
     Loan workout and other real estate owned expense                   23                 48                 34                 70
     Other expenses                                                  1,097                997              2,056              2,003
                                                             ---------------    ---------------    ---------------    --------------
       Total noninterest expense                                     9,125              7,980             17,637             15,555
                                                             ---------------    ---------------    ---------------    --------------
       Income before income taxes                                    3,736              3,137              7,370              6,202
Income tax expense                                                   1,276              1,042              2,503              2,043
                                                             ---------------    ---------------    ---------------    --------------
       Net income                                              $     2,460         $    2,095         $    4,867         $    4,159
                                                             ===============    ===============    ===============    ==============

Per share data:
     Basic earnings per common share                             $    0.55          $    0.53          $    1.14          $    1.05
     Diluted earnings per common share                           $    0.52          $    0.50          $    1.08          $    0.99

     Average common shares outstanding - basic                   4,508,165          3,966,526          4,258,815          3,956,597
     Average common shares outstanding - diluted                 4,737,503          4,214,017          4,497,435          4,203,771

                                              BANCORP RHODE ISLAND, INC.
                                           SELECTED FINANCIAL HIGHLIGHTS

                                                                                     June 30,          December 31,
                                                                                       2005              2004
                                                                                   --------------    --------------
                                                                             (Dollars in thousands, except per share data)

     Total Assets                                                               $     1,377,973   $     1,239,069
     Total Loans                                                                        925,653           886,301
     Nonperforming Loans                                                                  1,281               733
     Allowance for Loan Losses                                                           11,394            11,906
     Allowance to Nonperforming Loans                                                   889.46%          1624.28%
     Allowance to Total Loans                                                             1.23%             1.34%
     Total Deposits                                                                     933,963           880,674
     Total Shareholders' Equity                                                         103,186            78,923

     Book Value Per Share                                                               $ 22.16           $ 19.68
     Tangible Book Value Per Share                                                      $ 19.75           $ 16.99

                                                                           Quarter Ended                    Six Months Ended
                                                                             June 30,                           June 30,
                                                                  -------------------------------    -------------------------------
                                                                      2005             2004              2005             2004
                                                                  -------------    --------------    --------------   --------------
                                                                            (Dollars in thousands, except per share data)

     Interest Income                                            $       17,068   $        13,797   $        32,813  $        27,421
     Interest Expense                                                    6,298             4,686            11,672            9,368
                                                                  -------------    --------------    --------------   --------------
       Net Interest Income                                              10,770             9,111            21,141           18,053
     Provision for Loan Losses                                             354               200               654              500
     Noninterest Income                                                  2,445             2,206             4,520            4,204
     Noninterest Expense                                                 9,125             7,980            17,637           15,555
                                                                  -------------    --------------    --------------   --------------
       Income Before Taxes                                               3,736             3,137             7,370            6,202
     Income Taxes                                                        1,276             1,042             2,503            2,043
                                                                  -------------    --------------    --------------   --------------
       Net Income                                               $        2,460   $         2,095   $         4,867  $         4,159
                                                                  =============    ==============    ==============   ==============

     Data Per Common Share:

       Earnings Per Common Share - Basic                        $         0.55   $          0.53   $          1.14  $          1.05

       Earnings Per Common Share - Diluted                      $         0.52   $          0.50   $          1.08  $          0.99

       Average Common Shares Outstanding - Basic                     4,508,165         3,966,526         4,258,815        3,956,597

       Average Common Shares Outstanding - Diluted                   4,737,503         4,214,017         4,497,435        4,203,771

     Selected Operating Ratios:

       Net Interest Margin                                               3.40%             3.40%             3.46%            3.41%

       Return on Assets                                                  0.74%             0.74%             0.76%            0.74%

       Return on Equity                                                 10.09%            11.45%            11.09%           11.36%

       Efficiency Ratio (1)                                             69.05%            70.51%            68.73%           69.89%

     (1)  Calculated by dividing total noninterest expenses by net interest income plus noninterest income.